UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           December 31, 2007

CHINA LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-31497	65-1001686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7300 Alondra Boulevard, Suite 108, Paramount, CA	90723
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(562) 408-3888

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.

Under a Current Report on Form 8-K/A as filed on March 18, 2008 China Logistics Group, Inc. filed the audited financial statements of Shandong Jiajia International Freight and Forwarding Co., Ltd. (“Shandong Jiajia”) for the years ended December 31, 2006 and 2005, which such financial statements included the report of Sherb & Co., LLP.  We have received comments from the staff of the Securities and Exchange Commission which requested that we obtain a revised auditors’ report which refers to “the standards” rather than the “auditing standards” of the Public Company Oversight Accounting Board (PCAOB) as such reference to “auditing standards” of the PCAOB is too narrow and preclusive to other standards applicable to the audit.  The comments from the staff also requested that such audit report omit reference to conducting the audit in accordance with “generally accepted auditing standards established by the Auditing Standards Board (United States).”

This Current Report on Form 8-K/A includes the revised audit report of Sherb & Co., LLP on Shandong Jiajia’s financial statements for the years ended December 31, 2006 and 2005 in response to the staff’s comments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA LOGISTICS GROUP, INC.

Date: January 14, 2009	By:	/s/ Wei Chen
Wei Chen, CEO and President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Directors
Shandong Jiajia International Freight & Forwarding Co., Ltd.

We have audited the accompanying balance sheets of Shandong Jiajia International Freight & Forwarding Co., Ltd. as of December 31, 2006 and 2005, and the related statements of operations, members’ equity and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shandong Jiajia International Freight & Forwarding Co., Ltd. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States.

/s/ Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
March 10, 2008